Exhibit 10.7

Land Circulation Retransfer Agreement

Party A: Xiamen Yijun Modern Agricultural Development Co., Ltd.

Party B: Xiamen Xinyixiang Catering Distribution Co., Ltd.

Whereas,

Party A contracted use of total land of 834 mu, inclusive of the 22 mu contracted upon Land Contracted Circulation Agreement signed on Dec 15, 2008 with Xiamen Sanxiushan Vegetable Professional Cooperative, the 300 mu contracted upon Land Contracted Circulation Agreement signed on Dec 15, 2008 with Xiamen Sanxiushan Vegetable Professional Cooperative, the 56 mu contracted upon Land Contracted Circulation Agreement signed on Jan 2, 2009 with Liu Jieyue, the 156 mu contracted upon Land Contracted Circulation Agreement signed on Jan 2, 2009 with Li Deli, the 100 mu contracted upon Land Contracted Circulation Agreement signed on Jan 2, 2009 with Yan Mingshu, and the 200 mu contracted upon Yikoule Vegetable Base Cooperation Agreement signed on Oct 4, 2008 with Li Daxiao and Li Guangfu and, with respect to adjustment of its business, Party A hereby transfers all Agreements for use of above-listed land to Party B with all terms and conditions therein retained unchanged.

Hereby, this Land Circulation Retransfer Agreement is entered into and executed by and between Party A and Party B, whereby Party A transfers to Party B all its rights and interests as well as duties and obligations under all the above-listed Land Contracted Circulations Agreements, and Party B, Xiamen Xinyixiang Catering Supply Co., Ltd. agrees to accept the same. Both Parties agree upon following terms and conditions:

I. Party A agrees to transfer for free to Party B all its rights and obligations under above-listed Land Contracted Circulation Agreements, whereupon Party B shall exist as a Party to said Agreements and enjoy all rights and powers while be responsible for all duties and obligations agreed therein.

II. Party B fully agrees to accept all rights and obligations stipulated for Party A in above-listed Land Contracted Circulation Agreements, and continues to act as a Party to said Agreements to enforce performance of all terms and conditions agreed in said Agreements with the original transferor of land contracted.

III. Both Parties agree and guarantee that they both have acquired effective approvals and authorizations from respective management for relevant arrangements to be made for the transfer and acceptance of rights and obligations stipulated in said Land Circulation Retransfer Agreement. Meantime, representatives duly authorized by both Parties have obtained necessary authorization for signing said Agreement.

IV. For any dispute arising out of or in relation to the Agreement, both Parties shall negotiate for agreement and, where agreement is not reached through negotiation, the dispute shall be submitted to Xiamen Arbitration Commission for judgment which shall be finally binding to the Parties.

V. The Agreement shall come to effect upon signing of both Parties.

VI. Any and all annex(es) to the Agreement shall make an integral part to the Agreement, and have equal legal forces to the text of Agreement.

VII. The Agreement is made in duplicate, which shall come to effect once executed with signature of duly authorized representatives and chops of both Parties. Each copy of Agreement has equal legal forces.

Annexes:

1. Land Contracted Circulation Agreement signed with Xiamen Sanxiushan Vegetable Professional Cooperative for 22 mu of land contracted;

2. Land Contracted Circulation Agreement signed with Xiamen Sanxiushan Vegetable Professional Cooperative for 300 mu of land contracted;

3. Land Contracted Circulation Agreement signed with Liu Jieyue for 56 mu of land contracted;

4. Land Contracted Circulation Agreement signed with Li Deli for 156 mu of land contracted;

5. Land Contracted Circulation Agreement signed with Yan Mingshu for 100 mu of land contracted;

6.  Yikoule Vegetable Base Cooperation Agreement signed with Li Daxiao and Li Guangfu for 200 mu of land contracted.

Party A: Xiamen Yijun Modern Agricultural Development Co., Ltd. (Company Seal)
        Authorized representative /s/ Li Hong
Date of signing: May 31, 2009
Place of signing: Xiamen City

Party B: Xiamen Xinyixiang Catering Supply Co., Ltd. (Company Seal)
        Authorized representative /s/ Li Yongnian
Date of signing: May 31, 2009
Place of signing: Xiamen City